SUMMIT CASH RESERVES FUND
                     OF FINANCIAL INSTITUTIONS SERIES TRUST

                      Supplement Dated October 12, 1998 to
          Statement of Additional Information Dated September 29, 1998

     The third full paragraph on page 12 of the Statement of Additional Information is modified as follows:

     "Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares are distributed by the Distributor."

     The third full paragraph on page 13 of the Statement of Additional Information is modified as follows:

     "Shares with a net asset value of at least $100 are required to qualify for the exchange program into the Money Fund and any shares utilized in an exchange must have been held by the shareholder for at least 15 days."